EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, TianHui Yin, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the Amended Quarterly Report on Form 10-Q/A of RainEarth Inc. for the period ended July 31, 2011 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of RainEarth Inc.

October 11,2011                                                                                RainEarth Inc.

                                                                                                                 By: /s/ YIN,TIANH

                                                                                                                        Yin, TianHui

                                                                                                                        Director and Secretary

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to RainEarth Inc. and will be retained by RainEarth Inc. and furnished to the Securities and Exchange Commission or its staff upon request.